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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                       ---------


                                      FORM 8-K

                                   CURRENT REPORT


                           Pursuant to Section 13 or 15(d)
                           of the Securities Exchange Act
                                       of 1934


            Date of Report (Date of earliest event reported) April 9, 1997


                                   FIBERCHEM, INC.
                   --------------------------------------------------
                   (Exact name of registrant as specified in charter)

        DELAWARE                       1-17569                84-1063897
----------------------------         -------------         -----------------
(State or other jurisdiction         (Commission           (IRS Employer
    of incorporation                 File Number)          Identification No.)


1181 Grier Drive, Suite B, Las Vegas, Nevada                      89119
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 (Address of principal executive offices)                       (Zip Code)

                                    (702) 361-9873
                 --------------------------------------------------
                 Registrant's telephone number, including area code

                                           N/A
             -------------------------------------------------------------
             (Former name or former address, if changed since last report)


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Item 4.     Changes in Registrant's Certifying Accountant.

            Effective April 9. 1997, Goldstein Golub Kessler & Company, P.C. ("GGK") has been engaged as FiberChem, Inc.'s (the "Registrant") independent accountants for the fiscal year ending September 30, 1997 ("Fiscal 1997"). The change in independent accountants has been approved by the Registrant's Board of Directors. Neither the Registrant nor anyone on its behalf consulted with GGK on any accounting matters prior to its engagement.

            The Company previously reported on a Form 8-K for January 24, 1997, the resignation of KPMG Peat Marwick LLP as the Registrant's principal independent accountants.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            c.  Exhibits - None

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                                     SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              FIBERCHEM, INC.


DATE:  APRIL 10, 1997                         BY:
                                                  -------------------------
                                                   GEOFFREY F. HEWITT
                                                   PRESIDENT